UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2021
PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
001-12103 (Commission File Number)	64-0709834 (IRS Employer Identification No.)
152 Lameuse Street Biloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
None	PFBX	None

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 23, 2021, the Board of Directors of The Peoples Bank, Biloxi, Mississippi, a wholly owned subsidiary of Peoples Financial Corporation (the “Company”), approved a resolution to amend the Director Deferred Fee Agreement offered to its directors and those of the Company to adjust the interest rate of the Deferral Account.

As reported in the Company’s proxy statement for the 2021 Annual Meeting, the Company, through the Bank, offers a Directors’ Deferred Income Plan whereby outside directors of the Company and the Bank are given an opportunity to defer receipt of their annual directors’ fees. For those who choose to participate, benefits are payable monthly for 10 years beginning on the first day of the month following the later of the director’s normal retirement age or separation from service. Normal retirement age is 65. The amount of the benefit will vary depending on the fees the director has deferred and the length of time the fees have been deferred.  In the event of the director’s death, benefits are payable to the director’s named beneficiary.

Prior to the recently approved amendment, interest on deferred fees accrued at an annual rate of 10%, compounded annually, before payments commenced under the plan, and at an annual rate of 7.50%, compounded monthly, after payments have commenced under the plan.  Following the amendment and beginning on January 1, 2022, on a prospective basis, interest on deferred fees will be accrued at an annual rate equal to the Chase Manhattan Bank Prime Rate as of December 31st of each year, compounded annually, before payments commence under the plan, and at that same rate, compounded monthly, after payments have commenced under the plan.  As of the date of this report, the Chase Manhattan Bank Prime Rate is 3.25%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2021

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO